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Exhibit 10.14
EXECUTION COPY

SEMCO ENERGY, INC.
$50,000,000 7 3/4% Senior Notes due 2013
PURCHASE AGREEMENT

December 12, 2003

CREDIT SUISSE FIRST BOSTON LLC
Eleven Madison Avenue
New York, NY 10010-3629

Ladies and Gentlemen:

        1.    Introductory.    SEMCO Energy, Inc., a Michigan corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston LLC (the "Purchaser") $50,000,000 in aggregate principal amount of its 7 3/4% Senior Notes due 2013 (the "Offered Securities") to be issued under the indenture dated as of May 15, 2003 (the "Indenture"), between the Company and Fifth Third Bank, a Michigan banking corporation, as trustee (the "Trustee"). The United States Securities Act of 1933 is herein referred to as the "Securities Act."

        The Company has previously issued $150,000,000 in aggregate principal amount of its 7 3/4% Senior Notes due 2013 under the Indenture (the "May Notes"). The May Notes are currently subject to an exchange offer which, if not extended, will expire on December 18, 2003, pursuant to which the May Notes will be exchanged for new notes registered under the Securities Act (the "May Exchange Notes"). The Offered Securities constitute an additional issuance of notes under the Indenture. The Offered Securities will be treated as a single class of notes with the May Notes and upon exchange for the Exchange Securities (as defined below) will be treated as a single class of notes with the May Exchange Notes.

        Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Company's 7 3/4% Senior Notes due 2013 in a like aggregate principal amount as the Offered Securities, identical in all material respects to the Offered Securities and registered under the Securities Act (the "Exchange Securities"), to be offered in exchange for the Offered Securities (such offers to exchange being referred to as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements"). The Offered Securities and the Exchange Securities are referred to collectively as the "Securities."

        The Company hereby agrees with the Purchaser as follows:

        2.    Representations and Warranties of the Company.    The Company represents and warrants to, and agrees with, the Purchaser that:

          (a)   A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Company have been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Purchase Agreement (this "Agreement"), together with the information incorporated by reference therein are hereinafter collectively referred to as the "Offering Document." On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. The Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") that have been filed by the Company with the Commission or sent to shareholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (b)   The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Michigan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document. The Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

          (c)   The entities listed on Schedule A hereto are the only subsidiaries, direct or indirect, of the Company; each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document. Each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (d)   The Indenture has been duly authorized, executed and delivered by the Company and conforms to the description thereof contained in the Offering Document; the Offered Securities have been duly authorized by the Company and when the Offered Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for pursuant to this Agreement on the Closing Date, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and, assuming due authorization, execution and authentication by the Trustee, the Indenture constitutes, and such Offered Securities will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (e)   No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Company, except as may be required (i) under state securities law and (ii) under federal securities laws with respect to the Company's obligations under the Registration Rights Agreement.

          (f)    The performance of the Indenture by the Company and the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except for such breaches, violations or defaults as would not reasonably be expected to have a material adverse effect on the financial condition, business, properties or results of operations of any subsidiary of the Company), or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

          (g)   This Agreement has been duly authorized, executed and delivered by the Company.

          (h)   Except as disclosed in the Offering Document or as would not be reasonably expected to have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would affect the value thereof or interfere with the use made or to be made thereof by them; and hold any leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them.

          (i)    The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

          (j)    No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would be reasonably expected to have a Material Adverse Effect.

          (k)   The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of, or conflict, with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (l)    Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate be reasonably expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

          (m)  Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate be reasonably expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or that would reasonably be expected to adversely effect the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (n)   The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

          (o)   Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (p)   The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (q)   No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (r)   Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof and its compliance with the agreements set forth therein, and, assuming the accuracy of the representations deemed to be made in the Offering Circular by purchasers to whom the Purchaser initially resells the Offered Securities, the offer and sale of the Offered Securities by the Company to the Purchaser and the initial resale of the Offered Securities by the Purchaser, in each case, in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act pursuant to the exemption from registration under Section 4(2) thereof and Regulation S thereunder and it is not necessary to qualify the Indenture under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (s)   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (other than the Purchaser, as to whom the Company makes no representation) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities (except the May Notes and the May Exchange Notes) or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf (other than the Purchaser, as to whom the Company makes no representation) have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (t)    The Company is subject to Section 13 or 15(d) of the Exchange Act.

          (u)   There is no "substantial U.S. market interest" as defined in Rule 902(j) of Regulation S in the Company's debt securities.

          (v)   On the Closing Date, the Exchange Securities will have been duly authorized by the Company; and when the Exchange Securities are issued, executed and authenticated and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, and assuming due authorization, execution and authentication by the Trustee, the Exchange Securities will be the valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (w)  The Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by the Purchaser, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Circular.

          (x)   Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or, except as would not reasonably be likely to result in a Material Adverse Effect, in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

          (y)   Other than the Registration Rights Agreement and the registration rights agreement relating to the May Notes and the Company's 7 1/8 Senior Notes due 2008 (the "2008 Notes"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to any Registration Statement.

          (z)   Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation U or Regulation X of the Board of Governors of the Federal Reserve System. Less than 25% of the value of the assets of the Company subject to the negative covenants of the Indenture consist and will consist of "margin stock" within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System at all relevant times, and none of the proceeds of the Offered Securities will be used, directly or indirectly, to make loans to any person that will be secured by margin stock or will have the benefit of any arrangement restricting the disposition or pledge of margin stock.

          (aa) Except as disclosed in the Offering Document, neither Moody's Investors Service, Inc. nor Standard and Poor's Ratings Group (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

          (bb) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the Offered Securities to the Purchaser, other than as may be created under this Agreement.

          (cc) The Consent and Fourth Amendment to Credit Agreement, dated as of the date this Agreement, among the Company, Standard Federal Bank N.A. and the other banks signatory thereto (the "Amended Credit Agreement") has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, the Amended Credit Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (dd) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be subject to regulation as a "public-utility company," a "holding company," an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" as such terms are defined under the Public Utility Holding Company Act, as amended.

          (ee) The industry-related and customer-related data under the captions "Offering Circular Summary" and "Business" in the Offering Document are based on or derived from sources that the Company believes to be reliable.

          (ff)  The Offering Document contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

          (gg) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries for the conduct of their respective businesses and the value of their respective properties.

          (hh) No relationship, direct or indirect, required to be described under Item 404 of Regulation S-K, exists between or among the Company on the one hand, and the directors, officers or shareholders of the Company on the other hand, that is not described in the Offering Document.

          (ii)   The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA), has occurred with respect to any "pension plan" (as defined in ERISA), for which the Company would have any material liability; the Company has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

          (jj)   Except as disclosed in the Offering Document, the Company has filed all material federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, except where the same may be contested in good faith by appropriate proceedings, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had (nor does the Company have any knowledge of any tax deficiency that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Material Adverse Effect.

          (kk) Since December 31, 2002 through the date hereof, and except as may otherwise be disclosed or contemplated in the Offering Document, the Company has not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (ll)   The Company (i) makes and keeps books and records that are accurate in all material respects and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals.

          (mm) Neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

        3.    Purchase, Sale and Delivery of Offered Securities.    On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 102.165% of the principal amount thereof plus accrued interest from November 15, 2003 to the Closing Date (as hereinafter defined), all of the Offered Securities.

        The Company will deliver against payment of the purchase price the Offered Securities to be offered and sold by the Purchaser in reliance on Regulation S (the "Regulation S Securities") in the form of two or more permanent global Securities in registered form without interest coupons (the "Regulation S Global Securities") that will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Clearstream Banking, société anonyme ("Clearstream, Luxembourg") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by the Purchaser hereunder and to be offered and sold by the Purchaser in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of two permanent global Securities in definitive form without interest coupons (the "Restricted Global Securities") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

        Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchaser in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to the Purchaser at 9:00 A.M. (New York time), on December 17, 2003, or at such other time not later than seven full business days thereafter as the Purchaser and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. Copies of the Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the office of Latham & Watkins LLP 885 Third Avenue, New York, New York 10022, at least 24 hours prior to the Closing Date.

        4.    Representations by Purchaser; Resale by Purchaser.

          (a)   The Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b)   The Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Purchaser represents and agrees that it has only offered and sold, and will only offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither the Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and the Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, the Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

      "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

        Terms used in this subsection (b) have the meanings given to them by Regulation S.

          (c)   The Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

          (d)   The Purchaser agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (e)   The Purchaser represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

        5.    Certain Agreements of the Company.    The Company agrees with the Purchaser that:

          (a)   The Company will advise the Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Purchaser's consent (it being understood that the filing of any documents with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the completion of the resale of the Offered Securities shall be deemed to be such an amendment or supplementation), such consent not to be unreasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify the Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement that will correct such statement or omission or effect such compliance. Neither the Purchaser's consent to, nor the Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (b)   The Company will furnish to the Purchaser copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser reasonably requests, and the Company will furnish to the Purchaser on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. So long as the Securities are outstanding, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchaser all such documents.

          (c)   The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchaser; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

          (d)   So long as the Securities remain outstanding, upon request, the Company will furnish to the Purchaser, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and, upon request, the Company will furnish to the Purchaser (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Purchaser may reasonably request.

          (e)   During the period of two years after the Closing Date, the Company will, upon request, furnish to the Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f)    During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g)   During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h)   The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture and the Offering Document and any amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities, and as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as the Purchaser designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities; and (vii) any expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchaser. The Company will also pay or reimburse the Purchaser (to the extent incurred by them) for (x) all reasonable out-of-pocket expenses of the Purchaser incurred in connection with the issuance, sale, offer and delivery of the Offered Securities, including the fees and disbursements in an amount not to exceed $125,000 of Latham & Watkins LLP, who are serving as the Purchaser's counsel in connection with the issuance, sale, offer and delivery of the Offered Securities (y) all reasonable travel expenses of the Purchaser and the Company's officers and employees and (z) any other reasonable expenses of the Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchaser.

          (i)    In connection with the offering, until the Purchaser shall have notified the Company, which notification shall be promptly provided upon the written request of the Company, of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (j)    Until the Closing Date, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, contract, pledge or disposition, without the prior written consent of the Purchaser. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract, pledge or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

        6.    Conditions of the Obligation of the Purchaser.    The obligation of the Purchaser to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a)   The Purchaser shall have received a letter, addressed to the Purchaser, dated the date of this Agreement and as of the Closing Date, of PricewaterhouseCoopers LLP, in each case, in form and substance satisfactory to the Purchaser concerning the financial information with respect to the Company set forth in the Offering Document.

          (b)   Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as one enterprise that, in the reasonable judgment of the Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) except as disclosed in the Offering Document, any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any material suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment the Purchaser, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities.

          (c)   The Purchaser shall have received an opinion, dated the Closing Date, of Gibson, Dunn & Crutcher LLP, special counsel for the Company, that:

          (i)    The Indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (ii)   The Registration Rights Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (iii)  The Offered Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchaser in accordance with the terms contained herein, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

          (iv)  The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be required to be registered as an "investment company" within the meaning of the Investment Company Act.

          (v)   The issuance and sale of the Offered Securities, the performance by the Company of the Indenture and the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement, do not and will not violate, or require any filing with, consent, authorization or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law, rule or regulation of the State of New York or the United States of America applicable to the Company that, in such counsel's experience, is generally applicable to transactions in the nature of those contemplated by the Indenture, this Agreement and the Registration Rights Agreement, except for such filings, consents, authorizations or approvals (i) as already have been obtained or (ii) that, if not made or obtained, would not have a material adverse effect on the Company and its subsidiaries taken as a whole or expose the Purchaser to any liability.

          (vi)  Assuming the accuracy of the representations and warranties of the Company and the Purchaser and compliance by them with their agreements contained herein, no registration of the Offered Securities under the Securities Act, and no qualification of the Indenture under the Trust Indenture Act, is required for the offer, sale and delivery of the Offered Securities to the Purchaser on the date hereof or the resales by the Purchaser in the manner contemplated by this Agreement and the Offering Document, it being understood that such counsel expresses no opinion as to any subsequent resale of the Offered Securities.

          (vii) The statements contained in the Offering Document under the caption "Description of Other Indebtedness," insofar as such statements constitute a general summary of provisions of documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein.

          (viii) The statements under the caption "Material United States Federal Tax Considerations," insofar as such statements constitute matters of United States law, are accurate in all material respects, subject to the qualifications and limitations set forth therein.

          (ix)  As issued and delivered pursuant to this Agreement, the Offered Securities are not of the same class (within the meaning of Rule 144A under the Securities Act) as any securities of the Company or any of its subsidiaries that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (x)   The issuance and sale to and the resale by the Purchaser of the Offered Securities in accordance with the provisions of this Agreement and the application of the proceeds thereof by the Company as described in the Offering Document do not and will not result in a violation of Regulations U or X of the Board of Governors of the Federal Reserve System.

          (xi)  The Indenture, the Offered Securities, the Purchase Agreement and the Registration Rights Agreement, insofar as each is described therein, conform in all material respects with the descriptions thereof contained in the Offering Document.

        In addition, Gibson, Dunn & Crutcher LLP shall have participated in conferences with officers and other representatives of the Company, representatives of the independent auditors for the Company and representatives of the Purchaser at which the contents of the Offering Document and related matters were discussed. Because the purpose of such counsel's professional engagement was not to establish or confirm factual matters and because the scope of such counsel's examination of the affairs of the Company did not permit it to verify the accuracy, completeness or fairness of the statements set forth in the Offering Document, except to the extent set forth in the following paragraph, Gibson, Dunn & Crutcher LLP is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document.

        On the basis of the foregoing, and except for the financial statements and schedules and the notes thereto, statistical information that is purported to have been provided on the authority of an expert or public official and other information of an accounting or financial nature included therein as to which such counsel expresses no such belief, no facts came to the attention of Gibson, Dunn & Crutcher LLP that led such counsel to believe that the Offering Document, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (d)   The Purchaser shall have received an opinion, dated the Closing Date, of Dickinson Wright, counsel for the Company, that:

          (i)    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and based on the certificates of state officials, the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

          (ii)   The Indenture has been duly authorized, executed and delivered by the Company.

          (iii)  The Purchase Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company.

          (iv)  The Offered Securities have been duly authorized, executed, issued and delivered by the Company.

          (v)   The Exchange Securities have been duly authorized by the Company.

          (vi)  There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, the Purchase Agreement or the Registration Rights Agreement, or that are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to such counsel's knowledge, contemplated.

          (vii) There are no contracts, agreements or understandings between the Company and any person (other than the Registration Rights Agreement and the registration rights agreement relating to the May Notes and the 2008 Notes) granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned by such person or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (viii) The performance of the Indenture and the execution, delivery and performance of the Purchase Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by the Purchase Agreement.

        (e)   The Purchaser shall have received from Latham & Watkins LLP, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Securities, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (f)    The Purchaser shall have received an opinion, dated the Closing Date, of Loomis, Ewert, Parsley, Davis & Gotting, A Professional Corporation, special Michigan regulatory counsel for the Company, that:

          (i)    The statements contained in the Offering Document under the captions "Business—Regulatory Matters—Michigan" and "Business—Regulatory Matters—Environmental Matters," insofar as they describe the laws, rules, regulations and documents referred therein, are accurate in all material respects.

        (g)   The Purchaser shall have received an opinion, dated the Closing Date, of Ashburn & Mason, special Alaska regulatory counsel for the Company, that:

          (i)    The statements contained in the Offering Document under the caption "Business—Regulatory Matters—Alaska," insofar as they describe the laws, rules, regulations and documents referred therein, are accurate in all material respects.

        (h)   The Purchaser shall have received an opinion, dated the Closing Date, of LeBoeuf, Lamb, Greene & MacRae, LLP, special federal regulatory counsel for the Company, that:

          (i)    The Company is not, and after giving effect to, and solely as a result of, the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not, be required to register as a "holding company" under the Public Utility Holding Company Act of 1935 ("PUHCA") and is not and will not be subject to regulation as a "holding company" or an "affiliate" or a "subsidiary company" of a "holding company" required to register under PUCHA, as such terms are defined under PUHCA.

          (ii)   The statements contained in the Offering Document under the caption "Business—Regulatory Matters," insofar as they describe the absence of regulation by the Federal Energy Regulatory Commission, are accurate in all material respects.

          (iii)  The statements contained in the Offering Document under the caption "Business—Regulatory Matters—Safety Regulations," insofar as they describe the laws, rules and regulations described therein, are accurate in all material respects.

        (i)    The Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

        (j)    The Purchaser shall have received an opinion, dated the Closing Date, of Mark Prendeville, general counsel of the Company, that:

          (i)    The statements contained in the Company's proxy statement, dated March 10, 2003, under the caption "Compensation of Executive Officers and Directors—Employment and Related Agreements" and incorporated by reference in the Offering Document, insofar as they describe the documents referred therein, are accurate in all material respects.

          (ii)   The statements contained in the Offering Document under the caption "Business—Gas Distribution Business—Gas Supply Agreements," insofar as they describe the documents referred therein, are accurate in all material respects.

          (iii)  The statements contained in the Offering Document under the caption "Business—Legal Proceedings," insofar as they describe the complaint of Triad Energy Resources Corp., et. al. v. NiSource Inc., et. al (filed March 18, 2003) (U.S. Dist. Ct., DC), are accurate in all material respects.

        (k)   The Purchaser shall have received the Registration Rights Agreement duly executed and delivered by the Company.

        (l)    The Purchaser shall have received a certificate, substantially in the form of Exhibit A hereto, dated the date of this Agreement, of the Vice President and Controller of the Company.

        (m)  The Amended Credit Agreement shall have become effective prior to, or simultaneously with, the Closing Date, and the Purchaser shall have received documentation as it reasonably deems necessary to evidence the effectiveness thereof.

        The Company will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Purchaser reasonably requests.

        7.    Indemnification and Contribution.    (a) The Company will indemnify and hold harmless the Purchaser, its partners, directors and officers and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided further, however, with respect to any such untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Circular, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of the Purchaser or any affiliate, partner, director, officer or controlling person thereof to the extent that (i) a copy of the Offering Circular as then amended or supplemented was not sent or given to a person to whom the Purchaser sold the Offered Securities at or prior to the written confirmation of the sale of such Offered Securities to such person and (ii) such loss, claim, damage or liability of or with respect to the Purchaser or any affiliate, partner, director, officer or controlling person thereof arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such Preliminary Offering Circular that was corrected in the Offering Circular as then amended or supplemented, unless such failure to deliver the Offering Circular as then amended or supplemented was a result of non-compliance by the Company with the provisions of Section 5(a), and so long as the Offering Circular and any amendment or supplement thereto was provided by the Company to the Purchaser in the requisite quantity and on a timely basis to permit delivery on or prior to the written confirmation of the sale of such Offered Securities.

        (b)   The Purchaser will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Document furnished on behalf of the Purchaser: under the caption "Plan of Distribution" in the third paragraph, the second sentence of the eighth paragraph, the ninth paragraph and the tenth paragraph; provided, however, that the Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

        (c)   Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

        (d)   If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchaser from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by the Purchaser exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (e)   The obligations of the Company under this Section shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability that the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

        8.    Survival of Certain Representations and Obligations.    The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 hereof and the respective obligations of the Company and the Purchaser pursuant to Section 7 hereof shall remain in effect. If the purchase of the Offered Securities by the Purchaser is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iv), (v), (vi) or (vii) of Section 6(b) hereof, the Company will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

        9.    Notices.    All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or facsimiled and confirmed to it at Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010-3629, Facsimile: (212) 325-8278, Attention: Investment Banking Department—Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or facsimiled and confirmed to it at SEMCO Energy, Inc., 28470 13 Mile Road, Suite 300, Farmington Hills, Michigan 48334, Telephone.: (248) 702-6282, Facsimile: (248) 702-6306, Attention: Mark Prendeville, Esq.

        10.    Successors.    This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

        11.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        12.    Applicable Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        [Signature Pages Follow]

        If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchaser in accordance with its terms.

Very truly yours,
SEMCO ENERGY, INC.
By:	/s/ JOHN E. SCHNEIDER
Name: John E. Schneider Title: Senior Vice President & CFO

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC
By:	/s/ JOSEPH E. REECE Name: Joseph E. Reece Title: Managing Director

SCHEDULE A
Subsidiaries

SEMCO Energy Ventures, Inc.
SEMCO Arkansas Pipeline Company
SEMCO Gas Storage Company
SEMCO Pipeline Company
Southeastern Development Company
Southeastern Financial Services, Inc.
Alaska Pipeline Company
NORSTAR Pipeline Company, Inc.
Aretech Information Services, Inc.
Hotflame Gas, Inc.
Sub-Surface Resources, Inc.
Flint Construction Company
Iowa Pipeline Associates, Inc.
K & B Construction, Inc.
Long's Underground Technologies, Inc.
Sub-Surface Construction Co.

EXHIBIT A

SEMCO ENERGY, INC.

CONTROLLER'S CERTIFICATE

December 12, 2003

        The undersigned, Steve Warsinske, as Vice President and Controller of SEMCO Energy, Inc., a Michigan corporation (the "Company"), does hereby certify to the best of his knowledge after reasonable investigation, pursuant to Section 6(l) of the Purchase Agreement, dated December 12, 2003, by and among the Company and Credit Suisse First Boston LLC (the "Purchaser"), relating to $50,000,000 in aggregate principal amount of the Company's 7 3/4% Senior Notes due 2013, as follows:

        The financial data identified by the Purchaser and referenced in the attached pages of the Company's offering circular dated December 12, 2003 (the "Offering Circular"):

  (i)
  where identified by the tickmark legend            , agrees to the dollar amounts in the Company's audited consolidated financial statements for the years ended December 31, 2001, 2000, 1999 and 1998 (the "AA Statements");

  (ii)
  where identified by the tickmark legend            , to the extent such financial data cannot be compared directly to the AA Statements, agrees to the dollar and other amounts in the Company's accounting records for the years ended December 31, 2001, 2000, 1999 and 1998; and

  (iii)
  where identified by the tickmark legend            , agrees to the Company's accounting records for the three, nine and twelve months ended September 30, 2002 and 2003.

        This certificate is delivered to assist the Purchaser in conducting and documenting its investigation of the affairs of the Company in connection with the offering of securities covered by the Offering Circular.

[Signature Page Follows]

        IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of December 2003.

Name:	Steve Warsinske
Title:	Vice President and Controller

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SCHEDULE A Subsidiaries
SEMCO ENERGY, INC. CONTROLLER'S CERTIFICATE